Exhibit 10.35


                                AMENDMENT NO. 3

                                      TO

                         AGREEMENT AND PLAN OF MERGER


                  AMENDMENT NO. 3, dated as of May 29, 1996, among ROCKEFELLER CENTER PROPERTIES, INC., a Delaware corporation ("RCPI"), WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP V, a Delaware limited partnership ("Whitehall"), ROCKPROP, L.L.C., a Delaware limited liability company ("Rockprop"), DAVID ROCKEFELLER ("Rockefeller"), EXOR GROUP S.A., a Luxembourg investment holding company ("Exor"), TROUTLET INVESTMENTS CORPORATION, a British Virgin Islands private company ("Troutlet," and together with Whitehall, Rockprop, Rockefeller and Exor, the "Investors"), RCPI HOLDINGS INC., a Delaware corporation ("Parent"), RCPI MERGER INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), to the Agreement and Plan of Merger, dated as of November 7, 1995, as amended by Amendment No. 1 thereto, dated as of February 12, 1996, and Amendment No. 2 thereto, dated as of April 25, 1996 (the "Merger Agreement"), among RCPI, Parent, Sub and the Investors.

                  WHEREAS, the parties hereto desire to amend the Merger Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


                  1.    Defined Terms; Section References.

                  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement. Unless otherwise indicated, all section references herein are to Sections of the Merger Agreement.

                  2.    GSMC Loans.

                  (a) Section 4.4(b) shall be amended by adding the following language immediately after the words "plus (D) $1.7 million to pay Permitted Expenses if the Closing Date shall not have occurred on or before April 30, 1996,":

                  "plus (E) $8.7 million to pay Permitted Expenses if the Closing Date shall not have occurred on or before May 31, 1996,".









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                                                                        2


                  (b) Section 4.4(b) shall be further amended by replacing the word "and" immediately prior to clause (3) with a "," and adding the following language at the end of the first sentence:

                  "and (4) of the amount described in clause (E), an amount sufficient to pay all interest that will become due from RCPI to Whitehall and GSMC on or before June 30, 1996 shall be available only to pay such interest."

                  (c) Section 4.4(b) shall be further amended by replacing the words "May 31, 1996" in the proviso in the second sentence thereof with the words "June 30, 1996."


                  3.    Certain Bankruptcy-related Matters.

                  The final sentence of Section 4.2(h)(i) shall be revised by deleting the words "May 31, 1996" and replacing such words with the words "June 30, 1996."


                  4.    Termination Date.

                  Section 6.1(d) shall be amended by deleting the words "May 31, 1996" from the first clause thereof, and replacing such words with the words "June 30, 1996."


                  5.    Schedule A

                  Schedule A to the Merger Agreement shall be amended to include the cash flow projections for RCPI set forth on Schedule 1 hereto.


                  6.    Additional Matter

                  As of the date hereof, none of the Investors has actual knowledge of the occurrence of a material adverse change in the financial condition of RCPI or the financial or physical condition of the Property since December 31, 1994 within the meaning of Section 5.2(c).








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                                                                        3



                  7.    Miscellaneous.

                  (a) This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of New York (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby); provided, however, that with respect to matters of corporate law, the DGCL shall govern.

                  (b) Except as amended hereby, the Merger Agreement shall in all respects continue in full force and effect.

                  (c) This Amendment No. 3 may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, each of the parties has signed or caused this Agreement to be signed as of the date first above written.

                         ROCKEFELLER CENTER PROPERTIES, INC.



                         By:/s/ Richard M. Scarlata
                            ------------------------------------
                            Name: Richard M. Scarlata
                            Title: President and Chief Executive Officer


                         RCPI HOLDINGS INC.



                         By:/s/ Ralph F. Rosenberg
                            ------------------------------------
                            Name: Ralph F. Rosenberg
                            Title: Vice President


                         RCPI MERGER INC.


                         By:/s/ Ralph F. Rosenberg
                            ------------------------------------
                            Name: Ralph F. Rosenberg
                            Title: Vice President











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                                                                        4




                    WHITEHALL STREET REAL ESTATE
                     LIMITED PARTNERSHIP V

                    By: W.H. Advisors L.P. V,
                         General Partner

                         By:  WH Advisors, Inc. V,
                               General Partner

                               By: /s/ Ralph F. Rosenberg
                                  ----------------------------------------
                                 Name: Ralph F. Rosenberg
                                 Title: Vice President


                    ROCKPROP, L.L.C.

                    By:  Tishman Speyer Crown Equities
                         its Managing Member

                         By:    Tishman Speyer Associates Limited
                                Partnership, General Partner

                                By:/s/ Jerry I. Speyer
                                   ---------------------------------------
                                  Name: Jerry I. Speyer
                                  Title:  General Partner

                         By:    TSE Limited Partnership, General Partner

                                By:/s/ Charles H. Goodman
                                  ----------------------------------------
                                  Name: Charles H. Goodman
                                  Title:  General Partner


                         /s/ David Rockefeller                     *
                        -----------------------------------------------
                             David Rockefeller


                    *By:/s/ Peter W. Herman
                        -----------------------------------------------
                          Peter W. Herman
                          Attorney-in-Fact











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                                                                          5




                     EXOR GROUP S.A.



                     By:/s/ Ernest Rubenstein
                        -------------------------------
                       Name: Ernest Rubenstein
                       Title: Attorney-in-Fact


                     TROUTLET INVESTMENTS CORPORATION



                     By:/s/ Squire N. Bozorth
                        -------------------------------
                       Name: Squire N. Bozorth
                       Title: Attorney-in-Fact



                     For Purposes of Section 2 hereof only:

                     GOLDMAN SACHS MORTGAGE COMPANY

                     By: Goldman Sachs Real Estate Funding Corp.,
                         its General Partner


                         By:/s/ Steven T. Mnuchin
                            -------------------------------------
                           Name: Steven T. Mnuchin
                           Title: President










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                                                                Schedule 1



                   Projected REIT Cash Flow for June 1996(1)
                   ----------------------------------------



                                                                   June 1996
                                                                   ---------
CASH SOURCES
Beginning Cash Balance                                                $1.1
Estimated Interest Income                                               -
GSMC Loan                                                             $8.7
                                                                      ----
                                                                      $9.8

CASH REQUIREMENTS
Interest Expense

         Current Coupon Convertible Debentures
                                                                        -
         Zero Coupon Convertible Debentures
                                                                        -
         Floating Rate Notes                                          $2.8
         14% Debentures                                               $5.3
                                                                      ----
Total Interest Expense                                                $8.1
Total G&A Expenses                                                    $1.6
Swap Expenses                                                           -
                                                                      ----
Total Cash Requirements                                               $9.7

Ending Cash Balance(2)                                                $0.1

- ------------------------

1/       All numbers have been rounded to the nearest $100,000.
2/ Assumes waiver of the net cash flow sweep and interest reserve requirements upon signing of the Merger Agreement.